SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2020

Timberland Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-23333	91-1863696
State or other jurisdiction	Commission	Identification No.)
Of incorporation	File Number	(I.R.S. Employer

624 Simpson Avenue, Hoquiam, Washington		98550
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (360) 533-4747

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07  Submission of Matters to a Vote of Security Holders.

Timberland Bancorp, Inc. (“Company”), the holding company for Timberland Bank, held its Annual Meeting of Shareholders on Tuesday, January 28, 2020 in Hoquiam, Washington.  The results of the vote for the four items presented at the meeting were as follows:

1.	Election of Directors:
Shareholders elected the following nominees to the Board of Directors for a three-year term ending 2023 by the following vote:

	For		Against		Broker Non-Votes
	Number of Votes	Percentage	Number of Votes	Percentage	Number of Votes	Percentage
Jon C. Parker	4,306,686	79.14	1,135,256	20.86	1,528,184	N/A
Michael J. Stoney	5,309,543	97.57	132,399	2.43	1,528,184	N/A
Daniel D. Yerrington	5,215,717	95.84	226,225	4.16	1,528,184	N/A

Shareholders elected the following nominee to the Board of Directors for a two-year term ending 2022 by the following vote:

	For		Against		Broker Non-Votes
	Number of Votes	Percentage	Number of Votes	Percentage	Number of Votes	Percentage
Michael R. Sand	5,339,400	98.12	102,542	1.88	1,528,184	N/A

The following directors, who were not up for re-election at the Annual Meeting of Shareholders, will continue to serve as directors: Andrea M. Clinton, James A. Davis, Kathy D. Leodler, David A. Smith, and Larry D. Goldberg.

2.	Advisory (Non-Binding) Vote on Compensation of Named Executive Officers:
Shareholders approved an advisory (non-binding) vote on the compensation of the Company’s named executive officers as follows:

	Number of Votes	Percentage
For	5,317,502	97.71
Against	92,597	1.70
Abstain	31,843	0.59
Broker non-votes	1,528,184	N/A

3.	Vote on Approval of the Adoption of the 2019 Equity Incentive Plan. Shareholders approved the adoption of the 2019 Equity Incentive Plan as follows:

	Number of Votes	Percentage
For	5,291,985	97.25
Against	132,422	2.43
Abstain	17,535	0.32
Broker non-votes	1,528,184	N/A

4.	Ratification of Appointment of Independent Auditor:
Shareholders ratified the appointment of Delap LLP as the Company’s independent auditor for the fiscal year ending September 30, 2020 by the following vote:

	Number of Votes	Percentage
For	6,848,549	98.25
Against	24,258	0.35
Abstain	97,319	1.40

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TIMBERLAND BANCORP, INC.

DATE: January 29, 2020	By: /s/Dean J. Brydon
Dean J. Brydon
Chief Financial Officer